SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers US National Critical Technologies ETF (CRTC)

The following disclosure amends the Xtrackers US National Critical Technologies ETF fee information in the “Transaction Fees” sub-section of the “Investing in the Funds” section in the fund’s prospectus:

Fund Name	Fee
Xtrackers US National Critical Technologies ETF(1)	$0
(1) Currently, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund are paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $975 to $0; however, the Advisor reserves the right to amend or discontinue this subsidy upon supplement to the fund’s prospectus.
Please Retain This Supplement for Future Reference
February 13, 2025
PROSTKR25-07